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                                                                  EXHIBIT (a)(3)

                               SUBSTITUTE FORM W-9

                         SUBSTITUTE FORM W-9 REQUEST FOR
                TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
                          PAYER'S NAME: UMB BANK, N.A.
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Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below):
Name
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Address
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City, State and Zip Code
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SUBSTITUTE                                  TAXPAYER IDENTIFICATION  NO.
FORM W-9                                    FOR ALL ACCOUNTS                                 Social Security Number

Department of the Treasury                  Enter your taxpayer identification         ----------------------------------
Internal Revenue Service                    number in the appropriate box.

Payer's Request for                         For most individuals this is your             Employer Identification No.
Taxpayer Identification Number (TIN)        social security number. If you do
                                            not have a number, see the enclosed        ----------------------------------
                                            Guidelines.

                                            Note: If the account is more than
                                            one name, see the chart in the
                                            enclosed Guideline on which number
                                            to give the payor.
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CERTIFICATION - Under penalties of perjury, I certify that:
(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to
    me) and
(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service
    ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the
    IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATION INFORMATION - You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest on dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2). The certification requirement does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions as to an individual retirement account, and payments other than interest and dividend. Also see "Signing the Certification" under "Specific
Instructions" in the enclosed Guidelines.



SIGNATURE:                                           DATE:
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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS YOU MUST COMPLETE THE FOLLOWING
CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE SPACE FOR THE TIN" ON SUBSTITUTE FORM W-9.

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                                       CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under the penalty of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


SIGNATURE:                                      DATE:
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